Exhibit 99.1
1 STERLING Financial Corporation 2008 Analyst Day Hayden Lake Country Club Hayden, Idaho August 11, 2008

3 Harold Gilkey Chairman & Chief Executive Officer Sterling Financial Corporation

5 Analyst Day Themes Showcasing management Building a better bank Expanding the distribution system Creating a great culture

7 The First Quarter Century Expansion

9 STERLING Financial Corporation Vision Leading regional community bank Big boxes Boutiques Products and Services Hometown Helpful(r)

11 Priorities Balanced growth The First 25 Years Shareholder value Consistency of returns Strong credit culture Growth and profitability The Next 25 Years Shareholder value Consistency of returns Strong credit culture Profitability and growth

13 Chairman and Chief Executive Officer Role Strategy Supervision Shareholder value

15 Leadership Intentional growth Heidi B. Stanley Chief Executive Officer President Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank Sterling Savings Bank

17 Recognition A powerful leader in banking

19 Heidi Stanley President & Chief Executive Officer Sterling Savings Bank

21 Vision Leading regional community bank

23 Shareholders Customers Communities Employees Building Value Encompassing vision

25 By All Measures Quantitative and qualitative Financial Profitability Earnings Consistency Reputation Name Brand Recognition in Key Markets with Key Constituencies Great Place for Commercial Banking Community Involvement Relationships Client Stickiness Breadth of Relationship Culture Hometown Helpful(r) The Best Place to Work Sound, Consistent Credit Culture

27 Priority #1 Addressing asset quality WRONG WAY Run and duck Hit the ball out of the park RIGHT WAY Time, money and management Strike-force approach

29 Credit and Portfolio Team Nancy McDaniel Chief Portfolio Manager Steve Page Chief Credit Officer

31 Realigning and fine-tuning People Products Platforms Priority #2 Building a better bank

33 Organization Chart

35 Administrative Team Ezra Eckhardt Chief Administrative Officer

37 Production Team Greg Seibly Chief Production Executive

39 Production Team Carol Mangan Commercial Debbie Meekins Retail Dave Herbison Deposit Mgmt Don Wood Wealth Mgmt

41 Asset growth Focus on C&I lending Aggressive deposit strategy Lower cost of funds Operating efficiencies Enhance returns Resulting Effort Profitable bank

43 Financial Team Tom Colosimo Sterling Savings Bank Dan Byrne Sterling Financial Corporation

45 Financial Accomplishments Second-quarter 2008 highlights * Annualized

47 Our Culture A competitive advantage Hometown Helpful(r) means... Never mistake customers for account numbers. Measure your day in results, not hours. Remember: sales and service are the same thing. Open more than just accounts, open doors. Smile and do what's right.

49 Golf Savings Bank Donn Costa Executive Vice President

Donn Costa Executive Vice President Golf Savings Bank 51

53 Business Model Straight forward, simple Primary income from originating or "manufacturing" residential mortgages for sale into the secondary market Maintain portfolio of residential and commercial mortgages to cover fixed costs Plain-vanilla, conventional loans Conservative underwriting and appraisal standards; quality investment mortgages No retention of servicing Investors: FNMA Direct, Wells Fargo, Chase, Citi Bank, US Bank

55 GSB SVP Donn Costa Chief Financial Officer GSB CEO/PRESIDENT Harold Gilkey Human Resources GSB Bank Branch Shipping Cash Mngt/Treasury Mortgage Finance Underwriting Training Price Sheet/Lock Head of Operations IT Jane Fortier Chaim Van Den Hof New Loan Products Secondary Marketing/Bulk Sales Bank Finance Compliance / Quality Control Head of Production/ Western LPOBranches Commercial Mortgage Division Regional's Eastern Oregon Sub-Prime Division Funding Doc Control GSB SVP Donn Costa Chief Financial Officer GSB CEO/PRESIDENT Harold Gilkey Human Resources GSB Bank Branch Shipping Cash Mngt/Treasury Mortgage Finance Underwriting Training Price Sheet/Lock Head of Operations IT Jane Fortier Chaim Van Den Hof New Loan Products Secondary Marketing/Bulk Sales Bank Finance Compliance / Quality Control Head of Production/ Western LPOBranches Commercial Mortgage Division Regional's Eastern Oregon Sub-Prime Division Funding Doc Control GSB SVP Donn Costa Chief Financial Officer GSB CEO/PRESIDENT Harold Gilkey Human Resources GSB Bank Branch Shipping Cash Mngt/Treasury Mortgage Finance Underwriting Training Price Sheet/Lock Head of Operations IT Jane Fortier Chaim Van Den Hof New Loan Products Secondary Marketing/Bulk Sales Bank Finance Compliance / Quality Control Head of Production/ Western LPOBranches Commercial Mortgage Division Regional's Eastern Oregon Sub-Prime Division Funding Doc Control Organization Experienced, cohesive Total number of employees = 392

57 Locations Aligned with Sterling's footprint

59 Closings By State Year to date through June 30, 2008 Note: Golf Savings Bank data only, using internal classifications.

61 Puget Sound Production Year to date through June 30, 2008 Note: Golf Savings Bank data only, using internal classifications.

63 Portfolio Breakdown by State June 30, 2008 Note: Golf Savings Bank data only, using internal classifications.

65 Portfolio Breakdown by Type June 30, 2008 Note: Golf Savings Bank data only, using internal classifications.

67 Portfolio Breakdown by Lien June 30, 2008 Note: Golf Savings Bank data only, using internal classifications.

69 Flight to Quality Credit Crunch Note: Golf Savings Bank data only, using internal classifications.

71 Purchases Increase Normalized production mix Refinances vs. Purchases Credit Crunch Number of loans Note: Golf Savings Bank data only, using internal classifications.

73 Yield Spread Margins on Loans Sold January - June 2007 1.26% January - June 2008 1.57% June 2007 1.13% June 2008 1.70% Income after the cost to originate the loans including commissions and processing costs. Note: Golf Savings Bank data only, using internal classifications.

75 Key Ratios Note: Golf Savings Bank data only, using internal classifications.

77 Golf's Initiatives Keep it simple! Maintain portfolio at current balances Growth in "sellable" production Quality loan closings that out perform our competition Cross selling of online banking products Stronger execution into the secondary market

79 Greg Seibly Chief Production Executive Breadth and depth of management team Clear cut vision 1,000 day strategy

81 Overview Production organization Experienced production leadership team Multi-faceted experience held by all production leaders Changes underway to continue to improve overall effectiveness of the production organization

83 Production Organization Focus and alignment are key Hometown Helpful(r) - the core of who we are Balancing our business mix Focused on relationships Balancing businesses and consumers Balancing deposits and loans Repositioning our asset mix Partnering across lines of business People as a differentiator

1 Unemployment Rates-Bureau of Labor Statistics ( BLS), Job Counts-State Employment Departments, Job Rankings, Job Growth Update; Permits-Census Bureau 85 Economics The strength of the Pacific Northwest Footprint falls in the top quartile in overall GDP growth over the last 5 years Overall, unemployment in Sterling's footprint falls below the national average Washington, Oregon and Idaho increased their population 44% faster than national average since the 2000 Census Exports from Washington, Idaho and Montana grew more than 20% last year June Un-employment1 Year over Year Job Growth June1 Year over Year Job Growth June1 Job Growth Update - June1 Residential Permits to 06/081 California 6.9% -58,900 -.4% 40th -40.4% Idaho 3.8% -3,500 -.5% 41st -42.1% Montana 4.1% 9,000 2% 3rd -45.9% Oregon 5.5% 1,200 .1% 28th -45% Washington 5.5% 32,300 1.1% 9th -32.3% US 5.5% -167,000 -.1% -32%

Note: Sterling Savings Bank data only, using internal classifications. 1 Other Deposits are primarily brokered CDs; 2 Other Loans are primarily Intervest loans 87 Diversification Core bank portfolio is broad and varied Deposits ($,000) 6/30/2008 Retail $ 5,325,906 Commercial $ 216,282 Wealth Mgmt $ 347,408 Public Funds $ 668,243 Subtotal: Production Deposits $ 6,557,839 Other Deposits 1 $ 1,066,978 Total $ 7,624,817 Loans ($,000) 6/30/2008 Retail $ 1,370,979 Commercial $ 3,435,398 Real Estate Division $ 1,407,562 Wealth Mgmt $ 417,835 Subtotal: Production Loans $ 6,631,774 Other Loans 2 $ 2,249,100 Total $ 8,880,874

89 Human Resources Sterling's people as a differentiator Retail Banking Commercial Banking Wealth Management Deposit Management Real Estate Group Locations 170 41 30 15 7 FTEs 1076 239 100 41 58 Deposits $5.3 B $ 216 M $347 M $668 M - Loans $1.4 B $3.4 B $418 M $ 2 M $1.8 B Experienced production teams Seasoned bankers Segmented approach Effective partnerships across business lines Customer service is a competitive advantage Note: Sterling Savings Bank data only, using internal classifications. Data as of 6/30/08

91 Production Strategy Creating balance: the 1,000 day journey Balance business and consumer C&I vs. real estate Fee growth Efficiency Relationships, not transactions Profitability vs. volume Asset quality Emphasis Areas Balance deposits and loans More organic growth Differentiated market position Greater self-funding Improved earnings diversification Enhanced portfolio diversification More effective asset and credit quality management Goals Enhanced sales culture

93 Dave Herbison Head of Deposit Management Deposit and cash management expertise Customer driven solutions 1,000 day deposit strategy

95 Deposit Management Leading the pivot towards a business focus Partners with bankers for complex commercial solutions Partners with bankers to serve deposit rich segments Partners with bankers to offer credit cards and processing Deposit Management is a key partner in Sterling's organizational pivot toward business Delivering expertise and value to our customers Consultative approach Competitive solutions Strategically promote products which deepen core deposit relationships Focus on deposit rich segments Remote Deposit Capture - 2008 over $1.8 B processed to date

97 Deposit Gathering Discipline and customer focus Recent market phenomena have increased competition for deposit balances Sterling's customer focus has delivered deposit balance growth in challenging market Balanced approach to cost of deposits has reduced expense while enabling growth Note: Sterling Savings Bank data only, using internal classifications. * Data is for 6 months ending 6/30/08 $2,455 $3,863 $4,806 $6,503 $7,351 $5,338 $7,344 $7,622 Cost of Deposits 1.58% 1.47% 2.16% 3.27% 3.14%* 3.69%* 3.66% 3.01%*

99 Deposit Strategy Hometown Helpful(r) delivers what customers value We know what customers and prospects want and value: Knowledgeable Sterling bankers A bank that appreciates their business and helps them save time Competitive products and services that are easy to use Fair pricing and policies This is our customer value proposition and it sets us apart from our competitors.

Deposit Strategy Defined focus on target clients and markets Large deposits Robust competition, especially for large clients Strong growth Small deposits Robust big box competition, with many ATMs and branches Moderate growth Commercial Consumer Sterling has had historic success with commercial clients Expect increased emphasis on commercial clients, especially in deposit rich segments 101

103 Growth Emphasize businesses; retain consumer deposits Our 1,000 day journey will: Meet customers where and when they want to do business by improving convenience and accessibility Align fees and policies to what customers value Extend knowledge of cash management tools to a wider production line audience, as well as tailoring solutions to the needs of specific industries Build a stronger sales culture across the bank Strengthen sales management tools

105 Debbie Meekins Head of Retail Banking Building a better bank Making banking easy and convenient Increasing emphasis on small business

Retail Banking

The core of Hometown Helpful®


Retail Banking
Northern Area
Spokane Area
Central Area
Eastern Area
Dealer Banking
Sales Mgmt
51 Branches W WA, N CA
44 Branches E WA, N ID
33 Branches NW OR, Central OR
42 Branches SW OR, E OR, MT
Indirect and direct financing
Hometown Helpful® sales culture

	1H07	2H07	1H08
Loans	$1.2 B	$1.3 B	$1.4 B
Deposits	$5.6 B	$ 5.4 B	$5.3 B
Fees	$19.8 M	$22.3 M	$22.3 M
FTEs	1,047	1,085	1,076

170 branches in 5 states serve the primary banking needs of Sterling's clients

- Building bench strength and career opportunities
- Partnering with all lines of business
- Keeping the focus on the customer
- Making banking easy, simple and convenient
- Caring and knowledgeable bankers for you and your business

Note: Sterling Savings Bank data only, using internal classifications. Loan origination fees excluded. Fees are cumulative for 6 months.

STERLING ANALYST DAY
54
STERLING Financial Corporation

109 Building a better bank Easy, simple and convenient Extending Friday hours * Opening additional branches on Saturdays * Providing increased ATM access - California installations, product enhancement, potential network participation Simplifying the account switching process Implementing Teller Capture - improving quality, extending deposit cut-off times and elimination of courier Improving efficiency with technology and centralization of back office functions * Implementation targeted for 4th quarter 2008

1 Burke Brand Study, July 2008 2 First Manhattan Consulting Group Study, May 2008 111 Hometown Helpful(r) Service is a key differentiator for Sterling Highest loyalty scores amongst all consumer & business peers1 Highest retention with small business customers amongst peer group2 Big Boxes can't compete with "Hometown" - community support, visibility Boutique Banks lose out on "Helpful" - competitive product suite and front line expertise - knowledgeable bankers who understand business Initiatives Strengthening the sales culture by improving consistency and execution Improving business account acquisition results Growing and maintaining consumer checking accounts Raising branch and brand visibility - heightened community involvement and support and outbound calling

113 Addressing competitive market Shifting primary focus to small businesses Stronger sales culture People Training Coaching Reinforcement, performance and recognition Streamlined product offerings Focus on operating efficiencies Implementing new branch staffing model Moving back office functions out of branches

115 Carol Mangan Head of Commercial Banking Leadership team expertise Relationship banking Performance management

117 Created as Sterling grew Shifting emphasis from transaction asset generation to balanced C&I focus Improving consistency in serving our commercial clients Commercial Division Driving solutions for business customers 1H07 2H07 1H08 Loans $3.3 B $3.4 B $3.5 B Deposits * $231 M $238 M $216 M Fees $1.7 M $2.4 M $2.4 M FTEs 232 244 239 <$20M Revenue Companies >$20 M Revenue Companies Bank to Bank SBA 7A & 504 CRE <$2 M * Excludes repurchase agreements and CDARs Note: Sterling Savings Bank data only, using internal classifications. Loan origination fees excluded. Fees are cumulative for 6 months.

119 Strength Priorities emphasize relationships and C&I production Hometown Helpful(r) customer focus - valued relationship retention and expansion Balance between loans and deposits - continued emphasis on C&I production and solicitation of full relationships Maintain credit quality and responsiveness Continue focus on partnering across the bank Commercial Sterling's Organic Deposit Balance CAGR May 2005-February 2008 Consumer 5.3% 10.9% Note: Sterling Savings Bank data only, using internal classifications. Graphs are adjusted for acquisitions

Our people are the differentiator - experienced, knowledgeable bankers with a shared set of values Increase funds under management (FUM) per banker and self-funding ratios Build relationship penetration through partnering across bank Build relationship penetration through partnering across bank Provide employee development and growth opportunities 121 Looking forward Emphasize client relationships and building strong bankers Note: Sterling Savings Bank data only, using internal classifications. Data is for January-June 2008 $21,024 $ 43,303

123 Don Wood Head of Wealth Management Strength of High Net Worth segment Diverse client base Consistent growth

125 Wealth Management High touch service for professional practices and principals 1H07 2H07 1H08 Loans $393 M $397 M $ 418 M Deposits * $329 M $323 M $ 347 M Fees $2.3 M $3.9 M $3.4 M FTEs 97 100 100 Providing a full array of bank and investment alternatives to high net worth individuals and businesses Traditional banking products Tailored offerings Investments 1031 Exchanges Integrating Harbor Financial Building trust product * Excludes repurchase agreements Private Banking Note: Sterling Savings Bank data only, using internal classifications. Loan origination fees excluded. Fees are cumulative for 6 months.

Business Dynamics

Emphasis on deposit rich client segments

- Expanding from base in real estate and property management
- Targeted segments:
  - Professional services firms, and their principals
  - High net worth Individuals
  - Non-profits and board members
- Differentiators
  - Fewer clients per banker results in more attention
  - Clients perceive greater flexibility
  - Low turnover leads to long relationships

Deposit balances can vary significantly by segment[1]

National average: commercial household deposit balances ($,000)


$252.4
$201.0
$99.3
$63.9
$60.0
national average
~$165,000
Professional services
Social, religious
Medical
Hospitality
Retail

STERLING ANALYST DAY

64

[1] Source: First Manhattan Consulting Group; national average for commercial clients approximately $165,000

STERLING Financial Corporation

129 Cooperation and partnership across the bank Full array of banking and investment advice to all clients Wealth Management service is focused on research- backed satisfiers of high net worth individuals Assist in organizing finances Annual face to face meetings and meaningful quarterly financial conversations with each client Expedited policies for Wealth Management clients around commercial loan request processes, Business First requests, credit card applications, etc. Knowledgeable bankers and brokers Industry-standard-setting personal service

131 Greg Seibly Chief Production Executive

133 Production Organization Positioned for success Hometown Helpful(r) - the core of who we are Balancing our business mix Focused on relationships Balancing businesses and consumers Balancing deposits and loans Repositioning our asset mix Partnering across lines of business People as a differentiator

135 Ezra Eckhardt Chief Administrative Officer Infrastructure Platforms Culture

137 Administrative Organization Focused support for the banking production teams Brand leveraging Profitable products Scalable platforms Efficiency and effectiveness People as a differentiator Hometown Helpful(r) - our culture makes a difference

139 Consistent business practices Standardization of core business processes Forward looking integration with customer needs Administrative Team Central management of critical cross functional teams

141 Strategic Focus: Targeting business/commercial customers Value: Providing above-peer deposit and fee income growth with peer-equivalent spend levels; knowledgeable bankers resonating focus; Hometown Helpful(r) promise Delivery: compelling customer- facing touch points; enabling growth in deposit and fee income Target Markets: Expanding within the existing footprint Target Customers: Micro- business, small business, and commercial; 50% of our potential customers are deposit only Note: Sterling Savings Bank data only, using internal classifications. 2008 data is budgeted, not actuals Business Advertising Spend ($2.8 M) Business Ad Spend $1.3 M $2.0 M $2.8 M Marketing Focus Balances Toward Business Enables growth and execution

143 Product-Driven Fee Income Diversification balances performance Balanced growth in fee income across all segments Loan fees Analyzed accounts Consumer Debit and interchange Stable growth into the future Expansion of Corp Net Banking Simplification and alignment of fee strategy Diversification of core fee drivers (consumer) Note: Sterling Savings Bank data only, using internal classifications.

145 Growth in Multiple Channels People, products, platforms fuel performance Note: Sterling Savings Bank data only, using internal classifications.

147 Technology Enable Performance Customer satisfaction and retention Revenue growth Timely fact based decision making Operations efficiency and profitability Customer-focused orientation across our major project areas: Data Warehouse Customer Relationship Management Customer Information File Major upgrades in revenue driving platforms Corp Net Banking to ACI Visa Debit Card Driving System Deposit and Credit Core Due Diligence Increased Profitability Improved Cross Sell Increased Customer Satisfaction Efficiency Gains Enterprise Data Warehouse Systems Create the Base Simplification and unification

149 Rapid rise in RDC Recognized as a deployment leader Major source of stable core deposits Stepping stone for correspondent banking Diversification of fee opportunities Leverages out back office operations Significant customer-facing value Funds availability Customer-side operational value 33% deployed on teller 100% by December Operational efficiency Image as a Platform Energizing deposit and fee growth Remote Deposit Capture - 2008 Note: Sterling Savings Bank data only, using internal classifications.

151 Proactive methodology Ownership and accountability aligned to the business processes Linked to ERM and risk based auditing Business Area Compliance Specialist assigned to major risk areas Comprehensive self- assessment Process simplification Customer-oriented approach Credit and deposit processes BACS Compliance Risk Assessment Compliance Self Assessment Remediate Monitor Train Board Exec. Mgmt Audit Compliance BACS Process Owners Compliant Business Model Ownership and empowerment embedded in the business

153 Process simplification enables financial results Focus on the customer experience Elimination of non-value added business processes Coordinated effort to align business processes Continued emphasis on lower bank-wide efficiency ratio Marketing expense Systems expense People expense Efficiency Ratio Process simplification and expense management Note: Sterling Savings Bank data only, using internal classifications.

People

Engaged people make a difference

- HR strategic partnership
  - Performance management
  - Cascading goal deployment
  - Purposeful workforce planning
  - Talent recruitment with branding and selection
  - Employee relations
  - Behavior driven incentive plans
  - Meaningful compensation model tied to organizational behaviors
- Motivated employees generate results
  - Better long-term business performance
  - Sustained talent levels



Business Strategy
Metrics
Metrics
SSB Culture & Values
Succession Planning
Performance Management
Recruiting
Integrated Talent Management
Strategic Workforce Planning
Comp & Benefits Philosophy
Learning & Development
Career Development

STERLING ANALYST DAY

78

STERLING Financial Corporation

Note: Sterling Savings Bank data only, using internal classifications. 157 Employee Productivity Efficient and effective processes empower employees Managing staffing to deliver results Branch staffing model Focus on employee productivity Increased retention Managing and growing our talent pool 118 "top talent" identified in 2007 110 "top talent" retained = 93% Company turnover improved 31% in 2006 to 9.61% YTD in 2008 CSR turnover improved 51% in 2006 to 18% YTD in 2008 Talent management: Bench strength for 200+ leaders Top 60 leaders have 1 to 2+ successors identified 38 leadership positions filled as of 5/31/08 65% internal, 35% external

159 Conclusions Our administrative teams support the performance of the banking production teams We are working tirelessly to simplify and create customer focus within our business processes Marketing Systems People We have built a deep bench of talent across the bank Our Hometown Helpful(r) business model makes a difference

161